July 24, 1998


To the Representatives named in
Schedule I hereto of the Underwriters
named in Schedule I hereto

Ladies and Gentlemen:

         SECTION 1. Introductory. Bausch & Lomb Incorporated, a New York corporation (the "Company"), proposes to issue and sell the Debt Securities identified in Schedule I hereto (the "Securities") to the several Underwriters named in Schedule I hereto (the "Underwriters"), who are being represented by the representative named in Schedule I hereto (the "Representatives"). The Securities are to be issued pursuant to the provisions of an Indenture, dated as of September 1, 1991 as supplemented (hereinafter called the "Indenture"), between the Company and Citibank, N.A., as Trustee (the "Trustee"). The Company hereby agrees with the Underwriters as follows:

         SECTION 2. Representations, Warranties and Agreements of the Company . The Company represents and warrants to, and agrees with, the several Underwriters that:

                  (a) A registration statement on Form S-3 (No. 333-4223), including a prospectus, relating to the Securities has been filed with the Securities and Exchange Commission (the "Commission") and has been declared effective under the Securities Act of 1933, as amended (the "Act"), and any post-effective amendments filed with the Commission prior to the execution and delivery of this Agreement have been declared effective. For purposes of this Agreement, "Effective Time" means the date and time as of which such registration statement or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement was declared effective by the Commission, and "Effective Date" means the date of the Effective Time. No proceeding for the purpose of suspending such effectiveness has been initiated or threatened or, to the knowledge of the Company, is contemplated by the Commission. The various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time each such


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                                       -2-


         part of the registration statement became effective, but excluding Form T-1 and, if applicable, including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act ("Rule 424(b)"), each as amended through and including the date hereof, is hereinafter referred to as the "Registration Statement." The prospectus (including the prospectus supplement relating to the Securities), in the form first filed, or transmitted for filing, with the Commission pursuant to Rule 424(b) under the Act on or after the date of this Agreement, is hereinafter referred to as the "Prospectus." Any preliminary prospectus included in such Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Act or Rule 424(b) is hereinafter referred to as a "Preliminary Prospectus." Any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and to include the documents incorporated by reference therein pursuant to the applicable form under the Act as of the date of such Preliminary Prospectus or Prospectus, as the case may be. Any reference to any amendment to the Registration Statement shall be deemed to refer to and include any report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement. The terms "supplement" and "amendment" or "amend" as used in this Agreement shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are incorporated by reference in the Prospectus.

                  (b) On the Effective Date, the Registration Statement conformed, on the date of this Agreement, the Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement and Prospectus will conform in all material respects to the requirements of the Act and the rules and regulations (the "Rules and Regulations") of the Commission thereunder and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and do not and will not, as of the Effective Date as to the Registration Statement, as of its effective date as to any amendment thereto and as of its applicable filing date as to the Prospectus or any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; except that the foregoing does not apply to (i) that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee, and (ii) to statements or omissions in the Registration Statement or the Prospectus, as amended or supplemented, if applicable, based upon written information furnished to the Company by the Representatives specifically for use therein.

                  (c) The documents incorporated by reference in the Prospectus, at the time they became effective or were filed with the Commission, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (d) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or threatened or, to the knowledge of the Company, are contemplated by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all respects to the requirements of the Act and the Rules and Regulations and the Trust Indenture Act and did not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with written information furnished to the Company by the Representatives specifically for use therein.

                  (e) The consolidated financial statements included or incorporated by reference in the Registration Statement and Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as at the dates indicated and the results of their operations and the changes in their consolidated financial position for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved, except as indicated therein; and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein. Pricewaterhouse Coopers L.L.P., who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the Rules and Regulations.

                  (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases properties or in which the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries considered as a whole.

                  (g) Each subsidiary of the Company listed in Exhibit No. 21 to the Form 10-K annual report of the Company filed with the Commission under Section 13 of the Exchange Act for the most recent fiscal year which is a "significant subsidiary" as defined in Rule 405 of Regulation C of the Rules and Regulations (each a "Significant Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases properties or in which the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries considered as a whole. All of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable, and all such capital stock of each Significant Subsidiary owned by the Company, directly or through subsidiaries, is owned free and clear of any mortgage, pledge, lien, encumbrance or claim in equity except to the extent that certain of such shares may be held by nominee shareholders to satisfy local law requirements, in which event such nominee shareholders have delivered to the Company executed stock powers for such shares.

                  (h) Neither the Company nor any of its Significant Subsidiaries is in violation of its or any of their charters or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which it or any of them is a party or by which it or any of them or their properties may be bound, except for such violations or defaults which taken in the aggregate would not have a material adverse effect on the Company and its subsidiaries taken as a whole; no consent, approval, authorization or order of any court or governmental authority or agency is required for the issue and sale of the Securities as contemplated herein and in the Indenture or the consummation by the Company of the transactions contemplated hereby and by the Indenture [and the Remarketing Agreement (as defined below)], except such as may be required under the Act, the Trust Indenture Act, the Rules and Regulations or state securities or Blue Sky laws; and the execution and delivery of this Agreement [, the Remarketing Agreement] and the issue and sale of the Securities as contemplated herein and in the Indenture and the consummation of the transactions contemplated hereby and thereby will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Significant Subsidiaries pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, nor will any such action result in any violation of the provisions of the charter or by-laws of the Company or any law, administrative regulation or administrative or court decree, except, in each case, where such conflict, breach, default, lien, charge or other encumbrance or violation would not have a material adverse effect on (i) the condition, financial or otherwise, earnings or business of the Company and its subsidiaries considered as a whole and (ii) the Company's ability to perform its obligations under this Agreement, the Indenture [, the Remarketing Agreement] or the Securities.

                  (i) Since the respective dates as of which information is given in or incorporates by reference in the Registration Statement and the Prospectus, except as otherwise stated therein, (i) there has not been any material adverse change in the condition, financial or otherwise, earnings or business of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business, and (ii) there have not been any transactions entered into by the Company or any of its subsidiaries other than in the ordinary course of business which are material to the company and its subsidiaries considered as a whole.

                  (j) The Company's operations and products, including the marketing thereof, are in compliance in all material respects with the requirements, regulations and procedures established by all federal, state and foreign regulatory authorities having jurisdiction, including without limitation the federal Food and Drug Administration ("FDA"), the failure to comply with which would have a material adverse effect on the condition, financial or otherwise, earnings, or business of the Company and its subsidiaries considered as a whole.

                  (k) Except as set forth or incorporated by reference in the Prospectus, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened against or affecting, the Company or any of its subsidiaries, which might result in any material adverse change in the condition, financial or otherwise, earnings or business of the Company and its subsidiaries considered as a whole, or might materially and adversely affect the properties or assets thereof or might materially and adversely affect the offering of the Securities in the manner contemplated by the Prospectus; and there are no material contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Act or the Rules and Regulations which have not been so filed.

                  (l) [Each of] This Agreement [and the Remarketing Agreement (the "Remarketing Agreement") dated July __, 1998 between the Company and __________, as Remarketing dealer,] has been duly authorized, executed and delivered by the Company.

                  (m) The Indenture has been duly authorized, executed and delivered by the Company and the Trustee, has been duly qualified under the Trust Indenture Act and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (n) The Securities have been duly authorized and, when executed and authenticated in accordance with the terms of the Indenture and issued and delivered in accordance with the terms of this Agreement, will have been duly authorized, executed, authenticated, issued and delivered by the Company, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, will conform to the description thereof contained in the Prospectus, and will be entitled to the benefits of the Indenture.

         SECTION 3. Purchase, Sale and Delivery of Securities. On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Company hereby agrees to issue and sell to the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in
Schedule I hereto, the respective principal amounts of Securities set forth opposite the names of the Underwriters in Schedule I hereto.

         Securities to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of immediately available funds payable to the order of the Company, all at the place and at the date and time set forth in Schedule I hereto, or at such other date and time as the Representatives and the Company may agree upon in writing, such date and time being herein called the "Closing Date." Certificates representing the Securities will be made available for checking and packaging at least twenty-four hours prior to the Closing Date at the office of the Trustee.

         SECTION 4. Offering by Underwritters. It is understood that the several Underwriters propose to offer the Securities for sale to the public on the terms and conditions as set forth in the Prospectus.

         SECTION 5. Covenants of the Company. The Company covenants and agrees with the several Underwriters that:

                  (a) The Company will file the Prospectus with the Commission pursuant to and in accordance with the appropriate subparagraph of Rule 424(b) not later than the second business day following the execution and delivery of this Agreement: The Company will advise the Representatives promptly of any proposal to amend or supplement the Registration Statement as filed, or the related Prospectus, prior to the Closing Date, and will not effect such amendment or supplement without the Representatives' consent; the Company will also advise the Representatives promptly (i) of any amendment or supplement to the Registration Statement or the Prospectus (except for periodic or current reports filed under the Exchange Act), (ii) of receipt of notification of the institution by the Commission of any stop order proceedings in respect of the

         Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or any Prospectus, (iii) of the suspension of the qualification of the Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (iv) of any request by the Commission to amend or supplement the Registration Statement or Prospectus or for additional information; and the Company will use its reasonable commercial effort to best efforts to prevent the issuance of any such stop order or of any order preventing or suspending the use of any Preliminary Prospectus or any prospectus or suspending any such qualification and to obtain as soon as possible its lifting, if issued.

                  (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Representatives, include an untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with the Act, the Exchange Act, the Trust Indenture Act or any other law, the Company promptly will prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance and will notify the Representatives and upon their request prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus complying with Section 10(a) of the Act which will correct such statement or omission or effect such compliance.

                  (c) The Company will make generally available to its security holders as soon as practicable, but in any event no later than eighteen months after the "effective date of the Registration Statement" (as defined in Rule 158(c)), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

                  (d) The Company will deliver to each of the Representatives a conformed copy of the Registration Statement and each amendment thereto for each of the Underwriters (including documents incorporated therein by reference).

                  (e) The Company will take such action as the Representatives may reasonably request, in cooperation with the Representatives, to qualify the Offered Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representatives may designate and will maintain such qualifications in effect for as long as may be required for the distribution of the Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as above provided.

                  (f) During the period of five years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to shareholders for such year, and the Company will furnish to the Representatives (1) as soon as available, a copy of each report or definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to shareholders and (ii) from time to time, such other information concerning the Company as the Representatives may reasonably request, provided such information shall not include any material non-public information.

                  (g) During the period beginning on the date hereof and continuing to and including the Closing Date, the Company will not offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after the Closing Date other than the Securities without the Representatives' prior written consent.

                  (h) During the period when the prospectus relating to the Securities is required to be delivered under the Act, the Company will file promptly all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act.

         SECTION 6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Securities on the Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein as of the date hereof and as of the Closing Date with the same force and effect as if made as of that date, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

                  (a) The Company shall have filed the Prospectus with the Commission pursuant to Rule 424(b) in the manner and within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 5(a) hereof. Prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted, or to the knowledge of the Company or the Representatives threatened by the Commission; and the Company shall have complied with all requests for additional information on the part of the Commission to the reasonable satisfaction of the Representatives.
                  (b) The Representatives shall have received a written opinion, dated the Closing Date, of Robert B. Stiles, Esq., Senior Vice President and General Counsel of the Company, to the effect that:

                          (i) The Company and each of its Significant
                  Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and conduct its business as described in or incorporated by reference in the Registration Statement and the Prospectus, as amended or supplemented, and, to the best of such counsel's knowledge and information after reasonable investigation, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases properties or in which the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries considered as a whole. All of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable, and all of such capital stock, to the best of such counsel's knowledge and information, is owned by the Company free and clear of any pledge, lien, encumbrance or claim in equity except to the extent that certain of such shares may be held by nominee shareholders to satisfy local law requirements, in which event such nominee shareholders have delivered to the Company executed stock powers for such shares.

                          (ii) The Securities have been duly authorized,
                  executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture.

                          (iii) The Indenture has been duly authorized, executed
                  and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, and the Indenture has been duly qualified under the Trust Indenture Act.

                          (iv) This Agreement has been duly authorized, executed
                  and delivered by the Company. [Each of this Agreement and the Remarketing Agreement has been duly authorized, executed and delivered by the Company.]

                          (v) Except as set forth, or incorporated by
                  reference, in the Prospectus, there is not pending or, to the knowledge of such counsel, threatened, any action, suit or proceeding (including arbitration) to which the Company or any of its subsidiaries is a party before or by any court or governmental agency or body or arbitrator, domestic or foreign, which would result in any material adverse change in the condition, financial or otherwise, earnings or business of the Company and its subsidiaries considered as a whole.

                          (vi) The Company holds all necessary licenses, permits
                  and authorizations from regulatory authorities required in its operations and for the marketing of its products, failure to hold which would have a material adverse effect on the condition, financial or otherwise, earnings or business of the Company and its subsidiaries considered as a whole.

                          (vii) No consent, approval, authorization or order of
                  any court or governmental authority or agency is required for the issue and sale of the Securities or the consummation of the transactions contemplated by this Agreement or the Indenture, except such as may be required under the Act, the Trust Indenture Act, the Rules and Regulations or state securities or Blue Sky laws; and, to the best of such counsel's knowledge and information, the execution and delivery of this Agreement and the Securities and the consummation of the transactions contemplated herein will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party of by which it or any of them may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject the breach of default under or failure to be in compliance with would have a material adverse effect on the condition, financial or otherwise, earnings or business of the Company and its subsidiaries taken as a whole, nor will such action result in any violation of the provisions of the charter or by-laws of the Company, or any law, administrative regulation or administrative or court decree.

                          (viii) The descriptions in the Registration Statement
                  and Prospectus, other than as described under the heading "United States Federal Income Taxation", of statutes legal and governmental proceedings, contracts and other documents are accurate in all material respects and fairly present the information required to be shown; and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Prospectus that are not described in the Registration Statement or Prospectus (or required to be described in filings filed under the Exchange Act if upon such filing they would be incorporated therein, in whole or in part, by reference) or to be filed as exhibits to the Registration Statement that are not described and filed as required.

                          (ix) The Registration Statement is effective under the
                  Act and, to the best of such counsel's knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act or proceedings therefor initiated or threatened by the Commission.

                          (x) The statements set forth in the Prospectus under
                  the headings "Description of Debt Securities" and "Plan of Distribution" and in the Prospectus Supplement under the headings "Description of Debentures [Offered Securities]" no and in the Registration Statement under Item 15 insofar as such statements constitute a summary of the legal matters or documents referred to therein are an accurate summary of such legal matters or documents.

                          (xi) Such counsel (1) is of the opinion that each
                  document incorporated by reference in the Registration Statement and the Prospectus (other than the financial statements, as to which no opinion need be rendered) complied as to form when filed with the Commission in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder, (2) is of the opinion that the Registration Statement (other than the financial statements included therein, as to which no opinion need be expressed) complies as to form in all material respects with the requirements of the Act, the Trust Indenture Act, the Rules and Regulations, and (3) has no reason to believe that (other than the financial statements included therein, as to which no belief need be expressed and except for that part of the Registration Statement that constitutes the Form T-1 hereinafter referred to) any part of the Registration Statement, at the time such part became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that as of the date of such opinion, the Prospectus, as amended or supplemented and including the documents incorporated therein by reference, contained any untrue statements of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (c) The Representatives shall have received from Davis Polk & Wardwell, counsel for the Underwriters, an opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Indenture, the Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have been furnished with such documents and opinions as they may reasonably request.

                 [(d) The Representatives shall have received from Nixon, Hargrave, Devans & Doyle LLP, special tax counsel to the Company, an opinion dated the date hereof confirming that the information set forth in the Prospectus Supplement under the caption "United States Federal Taxation", subject to the limitations therein, fairly present the principal potential United States federal income tax consequences of ownership and dispositions of the Securities to the holders described therein under current law.]

               (e) [(f)] Since the respective dates as of which information is given in the Registration Statement and the Prospectus, as amended or supplemented, there shall not have been a material adverse change in the condition, financial or otherwise, earnings, or business of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business, the effect of which is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the purchase by the Representatives of the Securities from the Company on the terms and in the manner contemplated in the Prospectus as amended and supplemented.

               (f) [(g)] The Representatives shall have received from the President or any Vice President and a principal financial or accounting officer of the Company a certificate, dated the Closing Date, in which such officers, to the best of their knowledge after reasonable investigation, shall state that there have not been, since the respective dates as of which information is given or incorporated by reference in the Registration Statement and the Prospectus, any material transactions entered into by the Company or any of its subsidiaries other than in the ordinary course of business, except as set forth in or contemplated by the Prospectus; that the representations and warranties of the Company herein are true and correct with the same force and effect as though made on and as of the Closing Date; that the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened or are contemplated by the Commission.

             (g) [(h)] The Representatives shall have received from Pricewaterhouse Coopers L.L.P., Arthur Andersen LLP and KPMG Peat Marwick LLP independent public accountants, a letter, dated the Closing Date, in form and substance satisfactory to the Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

             (h) [(i)] The Company shall have executed and delivered the Remarketing Agreement.]

         SECTION 7. The Company will pay or cause to be paid the following, provided that such expenses have been authorized and approved in advance by the Company: all costs, expenses, fees, disbursements and taxes incident to (i) the preparation by the Company, printing, filing and distribution of the Registration Statement (including financial statements and exhibits), the Prospectus, each Preliminary Prospectus and all amendments and supplements to any of them prior to or during the period specified in Section 5(b), (ii) the preparation, printing (including word processing and duplication costs) and delivery of any Agreement Among Underwriters, this Agreement, the Indenture, Blue Sky and Legal Investment Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection with the offering of the Securities, (iii) the registration with the Commission, and the issuance by the Company, of the Securities, (iv) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states (including the reasonable fees and disbursements of counsel for the Underwriters relating thereto), (v) fees and expenses, if any, incurred in connection with the listing of the Securities on any stock exchange, (vi) any filings and clearance with the National Association of Securities Dealers, Inc. in connection with the offering, (vii) any fees charged by securities rating services for rating the Securities, (viii) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities and (ix) the performance by the Company of its other obligations under this Agreement, and all other costs and expenses incident to the performance of its obligations hereunder which are not specifically provided for in this Section 7.

         If this Agreement is terminated by the Representatives in accordance with the provisions of Section 11 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 7 and 8 hereof, but if for any other reason the Securities are not delivered by or on behalf of the Company as provided herein, the Company shall reimburse the Representatives for all reasonable out-of-pocket expenses incurred by the Representatives in connection with marketing and preparing for the purchase, sale and delivery of the Securities, including the reasonable fees and disbursements of counsel for the Underwriters, but the Company shall then be under no further liability to any Underwriter except as provided herein and in Section 8 hereof.

         SECTION 8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities or judgments (including, without limiting the foregoing, the reasonable legal and other expenses incurred in connection with investigating or defending any action, suit or proceeding or any claim asserted, as such expenses are incurred) arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or any amendment or supplement thereto, or any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by the Representatives expressly for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have to the persons referred to above in this Section 8(a).

                  (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the directors of the Company, the officers of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities or judgements (including, without limiting the foregoing, the reasonable legal and other expenses incurred in connection with investigating or defending any action, suit or proceeding or any claim asserted, as such expenses are incurred) arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or any amendment or supplement thereto, or any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information furnished in writing to the Company by the Representatives expressly for use therein. This indemnity agreement will be in addition to any liability which the Underwriters may otherwise have to the persons referred to above in this Section 8(b).

                  (c) In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be instituted involving any person in respect of which indemnity may be sought pursuant to any of the two preceding paragraphs, such person (hereinafter called the indemnified party) shall promptly notify the person against whom such indemnity may be sought (hereinafter called the indemnifying party) in writing. The indemnifying party, upon request of the indemnified party, shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others that the indemnifying party may designate and shall pay the fees and disbursements of such counsel related to such proceeding. In any such action or proceeding any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control Underwriters within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, and (b) the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of Underwriters, such firm shall be designated in writing by the Representatives. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause
         (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportions as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in the immediately preceding paragraph shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of Section 8(d), in no event shall any Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to Section 8(d) are several in proportion to the respective principal amounts of Securities to be purchased by them and not joint.

         SECTION 9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or in certificates of officers of the Company furnished pursuant hereto, including indemnity and contribution agreements, shall remain operative and in full force and effect, regardless of any termination of this Agreement, or any investigation, or any statement as to the results thereof, made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or controlling persons, and shall survive acceptance of and payment for the Securities hereunder.

         If for any reason the purchase of the Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 7, and the respective obligations of the Company and the Underwriters pursuant to Section 8 shall remain in effect.

         SECTION 10. Termination. This Agreement may be terminated for any reason at any time prior to the delivery and payment of the Securities on the Closing Date by the Representatives upon the giving of written notice of such termination to the Company, if prior to such time (i) there shall have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus, (A) any material adverse change in the condition, financial or otherwise, earnings or business of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business, or (B) any material transaction entered into by the Company or any subsidiary other than in the ordinary course of business which has not been described in or incorporated by reference in the Registration Statement or the Prospectus as of the date of this Agreement, or (ii) there occurred any outbreak or escalation of hostilities or other calamity or crisis or material change in existing national or international financial, political, economic or securities market conditions, the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Securities in the manner contemplated in the Prospectus or enforce contracts for the sale of the Securities, or (iii) reporting of bid and asked prices of the Common Stock of the Company shall have been suspended by the National Association of Securities Dealers, Inc., or trading in the Common Stock of the Company shall have been suspended by the Commission or a national securities exchange, or trading generally on either the American Stock Exchange or the New York Stock Exchange shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium shall have been declared by either Federal or New York authorities or (iv) any downgrading shall have occurred in the rating accorded any of the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act or any such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities. In the event of any such termination, the provisions of Section 7, the indemnity agreement and contribution provisions set forth in Section 8, and the provisions of Sections 9 and 14 shall remain in effect.

         SECTION 11. Default. If on the Closing Date any one or more of the Underwriters shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the principal amount of the Securities set forth opposite their respective names in Schedule I hereto bears to the aggregate principal amount of the Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of the Securities that any Underwriter has agreed to purchase pursuant to Section 3 be increased pursuant to this Section 11 by an amount in excess of one-ninth of such principal amount of the Securities without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase the Securities and the aggregate principal amount of the Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case, either the Representatives or the Company shall have the right to postpone the Closing Date but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         SECTION 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the

Underwriters shall be directed to the Representatives at their address(es) set forth in Schedule I hereto, and notices to the Company shall be directed to it at Bausch & Lomb Inc., One Bausch & Lomb Place, Rochester, New York 14604,
Attention: Corporate Treasurer.

         SECTION 13. Parties. This Agreement shall inure to the benefit of and be binding upon the Company, its directors and officers who signed the Registration Statement, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of the Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         SECTION 14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


         SECTION 15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.

         SECTION 16. Representation of Underwriters. The Representatives will act for the several Underwriters in connection with this financing, and any action under this Agreement taken by the Representatives will be binding upon all Underwriters. In the event that no Underwriters are named in Schedule I hereto, the term "Underwriters" shall be deemed for all purposes of this Agreement to be the Underwriter or Underwriters named as Representatives in
Schedule I hereto, the principal amount of the Securities to be purchased by any Underwriter shall be the amount set forth opposite its name in Schedule I hereto and all references to the "Representatives" shall be deemed to be the Underwriter or Underwriters named in such Schedule I.

         If the foregoing is in accordance with your understanding of our agreement, please sign this Agreement and return to us a counterpart hereof, whereupon this letter shall constitute a binding agreement between the Company and each of the Underwriters in accordance with its terms.

                                            Very truly yours,

                                            BAUSCH & LOMB INCORPORATED


                                            By:____________________________
                                                Name:
                                                Title:


The foregoing Underwriting Agreemen
is hereby confirmed and accepted as of
thedate set forth in Schedule I hereto.

MORGAN STANLEY & CO. INCORPORATED
[MORGAN STANLEY & CO. INCORPORATED
WARBURG DILLON READ LLC
J.P. MORGAN SECURITIES INC.]

Acting severally on behalf of themselves and as Representatives of the several
Underwriters, if any, named in Schedule
I hereto.


By:________________________
Name:
Title:

                                   SCHEDULE I

Underwriting Agreement dated July 24, 1998

Registration Statement No. 333-45223

Representatives:           [Morgan Stanley & Co. Incorporated
                           Morgan Stanley & Co. Incorporated
                           Warburg Dillon Read LLC,
                           J.P. Morgan Securities Inc.]

Title and Description of Securities:

Aggregate Principal Amount: $200,000,000 [$100,000,000]

Price to Public:

Purchase Price by Underwriter
  (include accrued interest or
  amortization if applicable):  ____% plus accrued interest, if any from
                                ____ __, 1998

Maturity:

Interest Rate:

Interest Payment Dates:

Regular Record Dates:

Redemption Provisions:          The Securities are redeemable in whole or in
                                part, at the option of the Company at a price equal to the greater of (i) 100% of their principal amount or (ii) the sum of the present value of the remaining scheduled payments of principal thereon discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield
                                (as defined in the Prospectus) plus _____ basis points, plus in each case accrued interest to the date of redemption.

Call Option; Mandatory Put:     On ______ __, holders of the Securities will be
                                entitled to receive 100% of the principal amount thereof either (i) through the exercise of a call option, as provided for in the Indenture and the Remarketing Agreement or (ii) in the event the call option is not exercised or the call price is not paid, the automatic exercise of a mandatory put to the Company by the Trustee on behalf of the holders f the Securities, as provided for in the Indenture and the Remarketing Agreement.

Sinking Fund Provisions:        None

Resale by the Remarketing
Deal: If, in the reasonable opinion of counsel (which may be internal counsel) for either of [Morgan Stanley & Co. Incorporated Warburg Dillon Read LLC J.P.Morgan Securities Inc.] or the Company, a Prospectus is required by the Securities Act to be delivered in connection with any sale of the Securities by the Remarketing Dealer, or any of its affiliates following the exercise of its right to remarket the Securities (as set forth in the Indenture and the Remarketing Agreement), the Company shall prepare and file with the Commission (a) a supplement to a prospectus or
                                (b) a registration statement (which may be in the form of a post-effective amendment to an existing registration statement), in each case so as to provide to the Remarketing Dealer such prospectus as may be necessary for such purpose.

                                In connection with the Remarketing
                                Dealer's resale of the Securities,
                                the Company shall,
                                no later than the
                                Coupon Reset Date, furnish (a) to
                                the Remarketing Dealer and any such
                                number of copies of such Prospectus
                                or offering memorandum as it may
                                reasonably request; and (b) to the
                                Remarketing Dealer, (i) an officers'
                                certificate to the effect set forth
                                in Section 5(d)(iii) of the
                                Underwriting Agreement; (ii) an
                                opinion of internal counsel for the
                                Company covering the matters set
                                forth in Sections 5(d)(i) of the
                                Underwriting Agreement; and a
                                "comfort" letter from the
                                independent accountants for the
                                Company substantially to the effect
                                set forth in Section 5(d)(iv) of the
                                Underwriting Agreement. The Company
                                and the Remarketing Dealer shall
                                each provide indemnification in
                                substantially the form set forth in
                                Section 8 of the Underwriting
                                Agreement.

Payments under the Remarketing
Agreement:

SALE AND DELIVERY PROVISIONS UNDER SECTION 3:

Obligation to Purchase is:      several and not joint / /

                                several and not joint; provided,
                                however that, notwithstanding the
                                provisions of Section 9 of the
                                Underwriting Agreement, the
                                Representative(s) listed above will,
                                subject to the terms and conditions
                                hereof, purchase or cause to be
                                purchased any Securities which any
                                defaulting Underwriter or
                                Underwriters have agreed but failed
                                or refused to purchase pursuant to
                                Section 3 hereof /x/

                                joint and several / /

Payment to Be Made in:          New York Clearinghouse (next day) funds o or
                                Federal (same day) funds /x/

Delivery of Securities:         Physical delivery to Underwriters through
                                Representatives / /

                                or delivery to Underwriters through facilities of DTC by delivery to DTC of one or more definitive global securities in book-entry form /x/

CLOSING DATE, TIME AND LOCATION:      July 29, 1998, 9:00 a.m., Davis Polk &
                                      Wardwell,
                                      450 Lexington Avenue
                                      New York, NY 10017

ADDRESS FOR NOTICE TO REPRESENTATIVES: c/o      [Morgan Stanley & Co. Inc
                                                1585 Broadway, 3rd Floor
                                                New York, NY 10036
                                                Attn: DPG
                                                Legal & Documentation

                                                Warburg Dillon
                                                Reed LLC 677
                                                Washington Street
                                                Stamford, CT 06912
                                                Attn:

                                                J.P. Morgan Securities Inc.
                                                60 Wall Street
                                                New York, NY 10260